EXHIBIT 10.3



PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934 AS AMENDED; UNREDACTED VERSIONS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               AMENDMENT NUMBER 5
                               Amendment Date: [*]
            to MICROSOFT OEM LICENSE AGREEMENT FOR DESKTOP OPERATING
                           SYSTEMS between MICROSOFT
            CORPORATION, a Washington, U.S.A. Corporation and GATEWAY
                      2000 INC., a Corporation of Delaware
              Agreement Effective Date: May 1, 1995 MS License [*]


Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced license agreement (hereinafter the "Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows:

1. Notwithstanding anything to the contrary in the Agreement (including Exhibits), the following shall apply to Product acquired from Authorized Replicator(s).

     (a) GATEWAY shall acquire all components of each unit of Product to be distributed with a Customer System (i.e., APM, Product end user documentation, and Product software on external media, as applicable) from an Authorized Replicator and in a single package or stock keeping unit. Provided, however, this shall not preclude GATEWAY from acquiring separate units of Product from multiple Authorized Replicators.

     (b) All orders for Windows for Workgroups, MSDOS, Windows '95, Windows NT Workstation and their licensed successor placed with Authorized Replicators, and payments to the Authorized Replicators, shall be made by GATEWAY or GATEWAY Subsidiaries. Shipments by Authorized Replicators may be delivered only to locations owned or controlled by GATEWAY or GATEWAY Subsidiaries. GATEWAY hereby certifies that all addresses to which GATEWAY or GATEWAY Subsidiaries request Product delivered shall comply with the foregoing requirement.

2. The attached Addendum to Exhibit(s) C, C1, C2, C3 and C5 is hereby added to the Agreement, and GATEWAY hereby agrees to comply with all the terms and conditions thereof.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

NOTICE:
FOR PRODUCT(S) SPECIFIED IN EXHIBIT C AS LICENSED UNDER THE "PER SYSTEM" ROYALTY CALCULATION PROVISIONS, PLEASE NOTE THE FOLLOWING:

THIS IS A MICROSOFT PER SYSTEM LICENSE. AS A CUSTOMER, YOU MAY CREATE A "NEW SYSTEM" AT ANY TIME THAT DOES NOT REQUIRE THE PAYMENT OF A ROYALTY TO MICROSOFT UNLESS THE CUSTOMER AND MICROSOFT AGREE TO ADD IT TO THE LICENSE AGREEMENT.

ANY NEW SYSTEM CREATED MAY BE IDENTICAL IN EVERY RESPECT TO A SYSTEM AS TO WHICH THE CUSTOMER PAYS A PER SYSTEM ROYALTY TO MICROSOFT PROVIDED THAT THE NEW SYSTEM HAS A UNIQUE MODEL NUMBER OR MODEL NAME FOR INTERNAL AND EXTERNAL IDENTIFICATION PURPOSES WHICH DISTINGUISHES IT FROM ANY SYSTEM THE CUSTOMER SELLS THAT IS INCLUDED IN A PER SYSTEM LICENSE. THE REQUIREMENT OF EXTERNAL IDENTIFICATION MAY BE SATISFIED BY PLACEMENT OF THE UNIQUE MODEL NAME OR MODEL NUMBER ON THE MACHINE AND ITS CONTAINER (IF ANY), WITHOUT MORE.

IF THE CUSTOMER DOES NOT INTEND TO INCLUDE A MICROSOFT OPERATING SYSTEM PRODUCT WITH A NEW SYSTEM, THE CUSTOMER DOES NOT NEED TO NOTIFY MICROSOFT AT ANY TIME OF THE CREATION, USE OR SALE OF ANY SUCH NEW SYSTEM, NOR DOES IT NEED TO TAKE ANY PARTICULAR STEPS TO MARKET OR ADVERTISE THE NEW SYSTEM.

UNDER MICROSOFT'S LICENSE AGREEMENT, THERE IS NO CHARGE OR PENALTY IF A CUSTOMER CHOOSES AT ANY TIME TO CREATE A NEW SYSTEM INCORPORATING A NON-MICROSOFT OPERATING SYSTEM. IF THE CUSTOMER INTENDS TO INCLUDE A MICROSOFT OPERATING SYSTEM PRODUCT WITH THE NEW SYSTEM, THE CUSTOMER MUST SO NOTIFY MICROSOFT, AFTER WHICH THE PARTIES MAY ENTER INTO ARM'S LENGTH NEGOTIATION WITH RESPECT TO A LICENSE TO APPLY TO THE NEW SYSTEM.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the first date written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

MICROSOFT CORPORATION             _________________________
                                  (GATEWAY 2000)

/s/ Ronald Hosogi                 /s/William M. Elliot
-----------------                 -------------------------
By                                By

Ronald Hosogi                     William M. Elliot
-----------------                 -------------------------
Name (Printed)                    Name (Printed)

                                  Senior Vice President and
Director, OEM                     General Counsel
-----------------                 -------------------------
Title                             Title

[*]                               [*]
-----------------                 -------------------------
Date                              Date


[*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION


                            ADDENDUM TO EXHIBIT(S) C
             ADDITIONAL TERMS FOR DESKTOP OPERATING SYSTEM PRODUCTS

(a) Notwithstanding anything to the contrary that may be contained in the Agreement including the above - referenced Exhibit(s) C, the following shall apply to Windows 95 and/or Windows NT Workstation, if licensed under the Agreement:

     (1) GATEWAY is not licensed to, and agrees that it will not, modify, in any way, or delete any aspect of the Product software (including, without limitation, any features, shortcuts, icons, "wizards", folders (including sub-folders) or programs of Product software) as delivered by MS in the Product Deliverables, except if and as specifically permitted below or in the OPK User's Guide ("OPK") provided in the Product Deliverables. In particular, and without limitation, this means that GATEWAY is not licensed to and agrees that it will not:

     (A) Modify or obscure, in any way, the sequence or appearance of any screens displayed by the Product software as delivered by MS from the time the Customer System completes BIOS processing after being switched on by the end user and transfers control to the Product software loaded from the hard disk("End User Boot") until the time that the "Welcome to [Product name]" program has been run and closed by the end user and the Customer System displays the Product software "desktop" screen defined in the OPK ("Desktop Screen").

     (B) Except as provided in (C), display any content (including visual displays or sounds) from End User Boot through and including the time that the Customer System has displayed the Desktop Screen.

     (C) Modify or obscure, in any way, the appearance of the Desktop Screen (including without limitation, the addition or modification of background wallpaper bitmaps displayed upon End User Boot); provided, however, that GATEWAY may add icons or folders to the Desktop Screen provided that any such icons are the same size and substantially similar shape as icons included on the Desktop Screen as delivered by MS and that any such folders are the same size, shape and appearance as folders included on the Desktop Screen as delivered by MS.

     (D) Use any portion of Product software to enable any programs or other content to run or appear prior to End User Boot.

     (E) Configure any programs (including without limitation any "shells", "screen savers" or "welcome" scripts), "wizards" or other content to be enabled, run or initialized automatically (i.e., without requiring a deliberate act of the end user) from an icon or folder on the Desktop Screen or from the "Start" Menu of the Desktop Screen or otherwise. By way of example only, and without limiting the generality of the foregoing, GATEWAY agrees that it shall not (1) populate with any other programs or other content the Product software "Start-up" directory (i.e., "Windows\Start Menu\Programs\StartUp" folder for Windows 95, or "%windir%\profiles\[user(s)]\Start Menu\Programs\Startup" folder for Windows NT Workstation) or (2) populate the boot.ini, config.sys, autoexec.bat, win.ini, system.ini, system.dat or user.dat files in any manner which will cause any program or content to run or load automatically upon End User Boot, except for device drivers necessary to support preinstalled or preconfigured hardware devices (e.g., network cards, printers, etc.).

     (F) Modify or add content to any directories installed by the Product software, except as permitted in the OPK for preinstallation of applications by GATEWAY.

     (2) GATEWAY agrees that it will preinstall and begin shipment of the most current licensed release of Product (i.e., Product Release, Version Release, Update Release or Supplement) on all Customer System models first distributed [*] (or an earlier date, at GATEWAY's option) following MS' shipment of the corresponding OPK or OPK supplement for such release; provided that if a shipment of the OPK or OPK supplement from MS occurs between [*] of a given calendar year, GATEWAY agrees that it will begin shipment of most current licensed release of Product [*] the following year.

(b) Notwithstanding anything to the contrary contained in the Agreement (including Exhibits), the following shall apply to all Products licensed under the above referenced Exhibit(s) C:

     (1) GATEWAY may distribute Product(s) only with Customer Systems which are marketed and distributed exclusively under GATEWAY's or GATEWAY Subsidiaries' brand names, trade names and trademarks. The Product(s) may not be distributed with Customer Systems which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks.

     (2) If, at any time, MS becomes aware of any distribution of Product in violation of the Agreement, then without limiting its remedies, MS may charge GATEWAY for each such Customer System or unit of Product, as applicable, an additional royalty equal to [*] the highest royalty for the Product(s). GATEWAY shall pay such additional royalty [*] of receipt of MS' invoice.

               [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION